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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-32068 of SDL, Inc. on Form S-3 and Registration Statements Nos. 333-84921, 33-90848, 33-92200, 333-57683 and 333-42899 of SDL, Inc. on Form S-8
of our report of Photonic Integration Research, Inc. dated May 10, 2000 (June 2, 2000 as to Note 10), appearing in this Form 8-K/A of SDL, Inc.


/s/ DELOITTE & TOUCHE LLP
Columbus, Ohio

August 14, 2000